ALL STAR®
FUNDS

3rd Quarter | September 30, 2019

Liberty All-Star® Growth Fund

ASG
LISTED
NYSE

LIBERTY ALL-STAR® GROWTH FUND
Period Ended September 30, 2019 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.80
Market Price	$5.92
Premium	2.1%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.34
Market Price Trading Range	$5.48 to $6.20	$4.34 to $6.20
Premium/(Discount) Range	3.1% to -3.6%	3.1% to -10.1%

Performance
Shares Valued at NAV with Dividends Reinvested	-1.98%	24.78%
Shares Valued at Market Price with Dividends Reinvested	3.83%	43.32%
Dow Jones Industrial Average	1.83%	17.51%
Lipper Multi-Cap Growth Mutual Fund Average	-1.43%	20.65%
NASDAQ Composite Index	0.18%	21.54%
Russell Growth Benchmark	-0.92%	21.07%
S&P 500® Index	1.70%	20.55%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2019.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on pages 17 and 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2019

Although equity markets experienced alternating rallies and reversals during the third quarter, the period ended with little change in the major indices. The S&P 500® Index returned 1.70 percent, the widely-followed Dow Jones Industrial Average (DJIA) returned 1.83 percent and the NASDAQ Composite Index returned 0.18 percent. These returns were the lowest of this year’s three quarters, and August joined May as the only months year to date to produce negative results for the S&P 500®.

Through nine months, performance remained strong, with the S&P 500® returning 20.55 percent, the DJIA gaining 17.51 percent and the NASDAQ Composite advancing 21.54 percent.

Although growth style stocks have outperformed value style stocks for an extended period of time, respective returns among the two styles were mixed for the third quarter. For example, the broad market Russell 3000® Value Index returned 1.23 percent for the quarter compared with 1.10 percent for its Growth counterpart. Year to date, the Growth index remains the better performer, returning 22.75 percent versus 17.47 percent. Among key market capitalization indices, the Russell 1000® Growth Index (large cap) once again topped its value counterpart for both the quarter and the year to date. Third quarter outcomes, however, favored the Russell Midcap® Value Index and the Russell 2000® Value Index (small cap) over their Growth counterparts. The widest performance gap was a Q3 return of -0.57 percent for the Russell 2000® Value Index compared with -4.17 percent for the Russell 2000® Growth Index. Year to date, however, Growth continued to generate better returns for both the Midcap index and the Small Cap index.

Stocks opened the third quarter strongly, with the S&P 500® and the DJIA both setting record highs in early July. The DJIA crossed the 27,000 mark for the first time on July 11, while the S&P 500® briefly crossed 3,000 before closing at 2,999.91. Late July and early August were a different story, however, as the week bridging the two months recorded the year’s worst losses for the S&P 500®. Markets continued to struggle in August, with the S&P 500® declining -1.58 percent. September saw a rebound that took the index back to within striking distance of its July record. With the S&P 500® down -0.17 percent for the quarter at the end of August, September’s gain moved it and other key benchmarks back into positive territory to close the period.

The themes driving markets in the third quarter were familiar ones, led by the trade/tariff dispute between the U.S. and China. Markets moved higher with each sign of a potential truce in the standoff and pulled back whenever negotiations faltered or the parties indicated their positions were hardening. Either way, it became increasingly apparent that the two countries were prepared for a drawn-out confrontation. The uncertainty had economic consequences: businesses held off on capital spending, commodity prices declined and growth slowed abroad, particularly in countries such as Germany that are heavily trade-dependent. Investors were unnerved when the Treasury yield curve inverted in mid-August because it often signals an impending recession. To help guard against further economic erosion, the Federal Reserve cut short-term interest rates two times during the quarter, the first rate reductions by the Fed since the financial crisis in 2008.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund returns were mixed for the third quarter but remained ahead of all key benchmarks through the first nine months of the year. For the quarter, the Fund returned -1.98 percent with shares valued at net asset value (NAV) with dividends reinvested and 3.83 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned -1.43 percent for the quarter. As noted earlier, the S&P 500® Index, the DJIA and the NASDAQ Composite Index, returned 1.70 percent, 1.83 percent and 0.18 percent, respectively.

Third Quarter Report (Unaudited) | September 30, 2019	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

For the first nine months of the year, the Fund returned 24.78 percent with shares valued at NAV with dividends reinvested and 43.32 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned 20.65 percent for the first nine months. The Fund’s nine-month NAV and market-based returns also outperformed the three benchmarks cited earlier in this letter—the S&P 500® Index, the DJIA and the NASDAQ Composite Index.

The discount or premium at which Fund shares trade relative to their underlying NAV ranged in the third quarter from a premium of 3.1 percent to a discount of -3.6 percent. This compares with a second quarter discount that ranged from -2.0 percent to -6.1 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 to shareholders during the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $14.23 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Fund performance relative to the most closely-watched benchmarks was mixed in the third quarter. For the year to date, however, the Fund has outperformed them as well as its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. More importantly, longer-term returns have been gratifying, as the Fund has outperformed the Lipper average for the trailing one-, three-, five- and 10-year periods. We continue to have confidence that the Fund’s multi-manager, multi-cap structure—together with a steady adherence to disciplined growth style investing—will serve shareholders’ best long-term interests. We thank you for your confidence in the Fund, and pledge to do our very best to maintain it.

Sincerely,

William R. Parmentier, Jr. President and Chief Executive Officer Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2019 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

September 30, 2019 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019
1st Quarter	0.10
2nd Quarter	0.12
3rd Quarter	0.12
Total	$14.23

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2019	3

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

September 30, 2019 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See pages 17 and 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2019 (Unaudited)

				Market Capitalization
				Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP	MIDCAP	LARGECAP				TOTAL
	INDEX	INDEX	INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	FUND

Number of Holdings	1,164	403	531	50	40	30	120
Percent of Holdings in Top 10	5%	12%	35%	47%	30%	42%	17%
Weighted Average Market Capitalization (billions)	$2.5	$18.5	$330.3	$4.2	$12.1	$219.6	$79.0
Average Five-Year Earnings Per Share Growth	15%	16%	16%	23%	18%	15%	17%
Average Five-Year Sales Per Share Growth	9%	12%	13%	16%	11%	11%	12%
Price/Earnings Ratio*	26x	27x	26x	45x	29x	33x	33x

*	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2019 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	1.96%
Insulet Corp.	1.94
Nevro Corp.	1.84
Paylocity Holding Corp.	1.79
Microsoft Corp.	1.61
Chegg, Inc.	1.58
Casella Waste Systems, Inc.	1.55
Yum! Brands, Inc.	1.49
Alphabet, Inc.	1.40
salesforce.com, Inc.	1.39
Mondelez International, Inc.	1.38
Autodesk, Inc.	1.36
Abbott Laboratories	1.35
PayPal Holdings, Inc.	1.31
Amazon.com, Inc.	1.31
Equinix, Inc.	1.29
NIKE, Inc.	1.28
Visa, Inc.	1.28
UnitedHealth Group, Inc.	1.27
Glaukos Corp.	1.17
29.55%

Economic Sectors*	Percent of Net Assets
Information Technology	30.06%
Health Care	20.93
Consumer Discretionary	15.82
Industrials	13.42
Consumer Staples	4.53
Real Estate	4.09
Financials	3.33
Communication Services	3.15
Materials	2.65
Energy	0.22
Other Net Assets	1.80
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2019	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

September 30, 2019 (Unaudited)

The following are the major ($750,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2019.

	SHARES
Security Name	Purchases (Sales)	Held as of 9/30/19
Purchases
Booz Allen Hamilton Holding Corp.	20,000	20,000
Diodes, Inc.	44,901	44,901
Glaukos Corp.	22,155	41,092
IHS Markit, Ltd.	23,554	23,554
Illumina, Inc.	4,855	4,855
Mondelez International, Inc., Class A	14,448	54,795
PayPal Holdings, Inc.	8,426	27,803
Rapid7, Inc.	20,666	35,242
Sun Communities, Inc.	12,500	12,500
Teledyne Technologies, Inc.	6,000	6,000
Wayfair, Inc., Class A	6,291	21,305
Workday, Inc., Class A	8,666	8,666

Sales
Estee Lauder Cos., Inc., Class A	(4,758)	9,319
Everbridge, Inc.	(13,083)	21,423
HEICO Corp.	(31,520)	0
Hyatt Hotels Corp.	(23,000)	0
Littelfuse, Inc.	(9,000)	0
Old Dominion Freight Line, Inc.	(12,500)	0
PVH Corp.	(13,500)	0
Walt Disney Co.	(21,969)	0

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.20%)
COMMUNICATION SERVICES (3.15%)
Entertainment (0.74%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,629,420

Interactive Media & Services (2.41%)
Alphabet, Inc., Class C(a)	2,518	3,069,442
Care.com, Inc.(a)	7,231	75,564
Eventbrite, Inc., Class A(a)	10	177
Facebook, Inc., Class A(a)	11,986	2,134,467
		5,279,650
CONSUMER DISCRETIONARY (15.82%)
Distributors (1.01%)
Pool Corp.	11,000	2,218,700

Diversified Consumer Services (1.58%)
Chegg, Inc.(a)	115,714	3,465,634

Hotels, Restaurants & Leisure (2.72%)
Lindblad Expeditions Holdings, Inc.(a)	23,292	390,374
Planet Fitness, Inc., Class A(a)	39,728	2,299,059
Yum! Brands, Inc.	28,856	3,273,136
		5,962,569
Internet & Direct Marketing Retail (4.20%)
Amazon.com, Inc.(a)	1,649	2,862,515
Booking Holdings, Inc.(a)	1,156	2,268,777
Etsy, Inc.(a)	30,000	1,695,000
Wayfair, Inc., Class A(a)(b)	21,305	2,388,717
		9,215,009
Multiline Retail (0.76%)
Ollie's Bargain Outlet Holdings, Inc.(a)	28,315	1,660,392

Specialty Retail (3.43%)
Burlington Stores, Inc.(a)	9,500	1,898,290
Five Below, Inc.(a)	15,000	1,891,500
Lowe's Cos., Inc.	14,035	1,543,289
TJX Cos., Inc.	38,983	2,172,912
		7,505,991
Textiles, Apparel & Luxury Goods (2.12%)
Canada Goose Holdings, Inc.(a)(b)	41,761	1,836,231
NIKE, Inc., Class B	29,931	2,811,120
		4,647,351

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (4.53%)
Food Products (2.83%)
Lamb Weston Holdings, Inc.	21,000	$1,527,120
McCormick & Co., Inc.	10,500	1,641,150
Mondelez International, Inc., Class A	54,795	3,031,259
		6,199,529
Household Products (0.86%)
Church & Dwight Co., Inc.	25,000	1,881,000

Personal Products (0.84%)
Estee Lauder Cos., Inc., Class A	9,319	1,854,015

ENERGY (0.22%)
Energy Equipment & Services (0.22%)
Solaris Oilfield Infrastructure, Inc., Class A	35,800	480,436

FINANCIALS (3.33%)
Banks (1.51%)
First Republic Bank	18,000	1,740,600
Independent Bank Group, Inc.	16,849	886,426
Signature Bank	5,620	670,016
		3,297,042
Capital Markets (1.53%)
Hamilton Lane, Inc., Class A	27,827	1,585,026
Raymond James Financial, Inc.	21,500	1,772,890
		3,357,916
Insurance (0.21%)
eHealth, Inc.(a)	6,899	460,784

Thrifts & Mortgage Finance (0.08%)
Axos Financial, Inc.(a)	6,473	178,979

HEALTH CARE (20.93%)
Biotechnology (2.88%)
ACADIA Pharmaceuticals, Inc.(a)	42,087	1,514,711
Acorda Therapeutics, Inc.(a)	38,149	109,487
Portola Pharmaceuticals, Inc.(a)	75,984	2,037,891
Puma Biotechnology, Inc.(a)	71,481	769,493
Regeneron Pharmaceuticals, Inc.(a)	5,895	1,635,273
Ultragenyx Pharmaceutical, Inc.(a)	5,488	234,777
		6,301,632
Health Care Equipment & Supplies (10.92%)
Abbott Laboratories	35,260	2,950,204

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.	8,669	$2,192,910
Cooper Cos., Inc.	6,000	1,782,000
Danaher Corp.	16,130	2,329,656
Glaukos Corp.(a)	41,092	2,568,661
Insulet Corp.(a)	25,820	4,258,493
Nevro Corp.(a)	46,871	4,029,500
ResMed, Inc.	15,000	2,026,650
STERIS PLC	12,500	1,806,125
		23,944,199
Health Care Providers & Services (2.72%)
PetIQ, Inc.(a)(b)	44,228	1,205,655
UnitedHealth Group, Inc.	12,828	2,787,781
US Physical Therapy, Inc.	15,069	1,967,258
		5,960,694
Health Care Technology (0.12%)
Tabula Rasa HealthCare, Inc.(a)	4,620	253,823

Life Sciences Tools & Services (2.29%)
Charles River Laboratories International, Inc.(a)	13,500	1,786,995
Illumina, Inc.(a)	4,855	1,476,988
Mettler-Toledo International, Inc.(a)	2,500	1,761,000
		5,024,983
Pharmaceuticals (2.00%)
Aerie Pharmaceuticals, Inc.(a)	11,427	219,627
Dermira, Inc.(a)(b)	149,719	956,705
Jazz Pharmaceuticals PLC(a)	10,500	1,345,470
Novo Nordisk A/S(c)	36,082	1,865,439
		4,387,241
INDUSTRIALS (13.42%)
Aerospace & Defense (1.64%)
Kratos Defense & Security Solutions, Inc.(a)	89,575	1,665,647
Teledyne Technologies, Inc.(a)	6,000	1,931,940
		3,597,587
Air Freight & Logistics (0.25%)
XPO Logistics, Inc.(a)	7,839	561,037

Building Products (0.85%)
Lennox International, Inc.	7,700	1,870,869

Commercial Services & Supplies (4.31%)
Casella Waste Systems, Inc., Class A(a)	79,225	3,401,921
Cintas Corp.	9,000	2,412,900

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Copart, Inc.(a)	27,000	$2,168,910
Rollins, Inc.	42,750	1,456,493
		9,440,224
Electrical Equipment (1.09%)
Generac Holdings, Inc.(a)	30,500	2,389,370

Machinery (3.13%)
IDEX Corp.	12,000	1,966,560
Middleby Corp.(a)	8,789	1,027,434
RBC Bearings, Inc.(a)	11,500	1,907,965
Xylem, Inc.	24,500	1,950,690
		6,852,649
Professional Services (0.72%)
IHS Markit, Ltd.(a)	23,554	1,575,292

Trading Companies & Distributors (1.43%)
HD Supply Holdings, Inc.(a)	35,000	1,371,125
SiteOne Landscape Supply, Inc.(a)	23,903	1,769,300
		3,140,425
INFORMATION TECHNOLOGY (30.06%)
Electronic Equipment, Instruments & Components (2.44%)
Keysight Technologies, Inc.(a)	25,000	2,431,250
nLight, Inc.(a)	13,467	210,893
Novanta, Inc.(a)	10,334	844,495
Zebra Technologies Corp., Class A(a)	9,000	1,857,330
		5,343,968
IT Services (7.86%)
Automatic Data Processing, Inc.	13,247	2,138,331
Booz Allen Hamilton Holding Corp.	20,000	1,420,400
EPAM Systems, Inc.(a)	13,230	2,412,094
FleetCor Technologies, Inc.(a)	7,757	2,224,552
Genpact, Ltd.	45,000	1,743,750
Jack Henry & Associates, Inc.	11,000	1,605,670
PayPal Holdings, Inc.(a)	27,803	2,880,113
Visa, Inc., Class A	16,334	2,809,611
		17,234,521
Semiconductors & Semiconductor Equipment (2.57%)
Diodes, Inc.(a)	44,901	1,802,775
Impinj, Inc.(a)(b)	4,953	152,701
Monolithic Power Systems, Inc.	13,500	2,101,005
Skyworks Solutions, Inc.	20,000	1,585,000
		5,641,481

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (17.19%)
2U, Inc.(a)	5,191	$84,509
Altair Engineering, Inc., Class A(a)	28,571	989,128
Autodesk, Inc.(a)	20,178	2,980,291
Avalara, Inc.(a)	21,504	1,447,004
Ebix, Inc.(b)	33,463	1,408,792
Everbridge, Inc.(a)	21,423	1,322,013
Globant SA(a)	14,390	1,317,836
HubSpot, Inc.(a)	6,185	937,708
Intuit, Inc.	9,434	2,508,878
Microsoft Corp.	25,452	3,538,592
Paycom Software, Inc.(a)	8,000	1,675,920
Paylocity Holding Corp.(a)	40,321	3,934,523
Qualys, Inc.(a)	22,000	1,662,540
Rapid7, Inc.(a)	35,242	1,599,634
salesforce.com, Inc.(a)	20,561	3,052,075
SPS Commerce, Inc.(a)	26,454	1,245,190
SS&C Technologies Holdings, Inc.	30,000	1,547,100
Synopsys, Inc.(a)	15,000	2,058,750
Telaria, Inc.(a)	64,957	448,853
Trade Desk, Inc., Class A(a)	11,618	2,178,956
Workday, Inc., Class A(a)	8,666	1,472,873
Zuora, Inc., Class A(a)	17,437	262,427
		37,673,592
MATERIALS (2.65%)
Chemicals (1.74%)
Ecolab, Inc.	11,380	2,253,695
Linde PLC	8,074	1,564,096
		3,817,791
Containers & Packaging (0.91%)
Avery Dennison Corp.	17,500	1,987,475

REAL ESTATE (4.09%)
Equity Real Estate Investment Trusts (REITs) (2.14%)
Equinix, Inc.	4,908	2,830,934
Sun Communities, Inc.	12,500	1,855,625
		4,686,559
Real Estate Management & Development (1.95%)
FirstService Corp.	41,831	4,290,606

TOTAL COMMON STOCKS
(COST OF $153,468,349)		215,270,435

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (4.28%)
MONEY MARKET FUND (1.92%)
State Street Institutional US Government Money Market Fund, 1.879%(d)
(COST OF $4,215,747)	4,215,747	$4,215,747

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.36%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.09%
(COST OF $5,169,856)	5,169,856	5,169,856

TOTAL SHORT TERM INVESTMENTS
(COST OF $9,385,603)		9,385,603

TOTAL INVESTMENTS (102.48%)
(COST OF $162,853,952)		224,656,038

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.48%)		(5,442,567)

NET ASSETS (100.00%)		$219,213,471

NET ASSET VALUE PER SHARE
(37,789,717 SHARES OUTSTANDING)		$5.80

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,003,942.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2019.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2019, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the

Third Quarter Report (Unaudited) | September 30, 2019	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$6,003,942	$5,169,856	$987,320	$6,157,176

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$215,270,435	$–	$–	$215,270,435
Short Term Investments	9,385,603	–	–	9,385,603
Total	$224,656,038	$–	$–	$224,656,038

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2019	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

September 30, 2019 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap® companies with higher book-to-price ratios and lower growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Third Quarter Report (Unaudited) | September 30, 2019	17

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

September 30, 2019 (Unaudited)

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher book-to-price ratios and lower growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

Intentionally Left Blank

 Intentionally Left Blank

ALL-STAR®
GROWTH FUND

ASG
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Matthew Sutula, Interim Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund's Form N-Qs and Form N-PORTs are/will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE